UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 26, 2011
Date of report (Date of earliest event reported)
PIPER JAFFRAY COMPANIES
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-31720	30-0168701

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

800 Nicollet Mall, Suite 800
Minneapolis, Minnesota	55402

(Address of Principal Executive Offices)	(Zip Code)
(612) 303-6000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 26, 2011, Piper Jaffray Companies (the “Company”) reported its financial results for its fourth fiscal quarter and its fiscal year ended December 31, 2010. See the Company’s press release dated January 26, 2011, which is furnished as Exhibit 99 hereto. The press release includes a reference to core earnings per diluted common share. Management believes this non-GAAP financial measure provides useful information to investors because it excludes restructuring charges, which are unrelated to our primary business operations, and the exclusion of these charges helps investors understand our operating results and underlying operational trends as compared to prior periods.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibit
          99    Press Release dated January 26, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES
Date: January 26, 2011	By	/s/ Debbra L. Schoneman
Debbra L. Schoneman
Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

99	Press Release dated January 26, 2011	Filed Electronically